UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2007

AMPEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20292	13-3667696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1228 Douglas Avenue

Redwood City, California 94063-3117

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (650) 367-2011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Ampex Corporation (the “Company”) announced on November 14, 2007 that Ned S. Goldstein, Esq. has resigned from the Board of Directors of the Company, effective as of November 12, 2007. Mr. Goldstein has confirmed to the Board that he does not have any disagreement with the Company’s operations, policies or practices. Mr. Goldstein’s resignation will not affect the Company’s continued compliance with Nasdaq rules requiring a majority of independent directors on the Board. Following Mr. Goldstein’s resignation, the Company will have six directors on the Board, four of whom are independent, within the meaning of the applicable Nasdaq rules.

A copy of the Company’s press release dated November 14, 2007 is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of Ampex Corporation dated November 14, 2007.

[SIGNATURE PAGE FOLLOWS]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPEX CORPORATION

By:	/s/ Joel D. Talcott
Name: Joel D. Talcott Title: Vice President and Secretary

Date: November 14, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.1*	Press Release of Ampex Corporation dated November 14, 2007.

*	Filed herewith.